         SCHWAB

         FOCUS FUNDS



                 April 30, 2002

                 SEMIANNUAL REPORT

                 COMMUNICATIONS FOCUS FUND


                 FINANCIAL SERVICES FOCUS FUND


                 HEALTH CARE FOCUS FUND


                 TECHNOLOGY FOCUS FUND



                                                           [CHARLES SCHWAB LOGO]

[PHOTO OF CHARLES SCHWAB]


Dear Shareholder,

During these six months, investor confidence was tested by concerns about corporate accounting practices and economic weakness. While many investors remain nervous, there's nothing here that challenges the belief that the best way to create wealth is by participating in the financial markets.


The historical record is very clear. You're usually better off in the market than out of it. If you're waiting to find that perfect entry point, you're actually taking one of the biggest risks of all: the risk of losing out on higher long-term returns. Maintaining a diversified portfolio and staying in the market are still the best strategies for reaching your financial goals.


By investing in SchwabFunds,(R) you have already taken an important step in building a portfolio that can help you achieve your financial goals. On behalf of all of us at SchwabFunds, thank you for the trust that you have placed in us.


Sincerely,


/s/ Charles Schwab
-------------------

Charles Schwab


SCHWAB
Focus Funds

SEMIANNUAL REPORT
November 1, 2001 - April 30, 2002

 1  Market Overview

 5  Communications Focus Fund

14  Financial Services Focus Fund

23  Health Care Focus Fund

32  Technology Focus Fund

41  Financial Notes

    ---------------------------------------------------------------------------

45  HOW TO READ THIS REPORT

    An illustrated guide to the financials, along with a glossary.

MARKET OVERVIEW

SHORT RECESSION GIVES WAY TO A LUKEWARM ECONOMIC RECOVERY.

The six months covered by this report saw the U.S. economy showing definite signs of improvement after the brief and mild recession that began in March 2001. However, by the end of the report period the recovery was still relatively tepid, with few economic measures appearing healthy and others still not showing clear signs of improvement.

On the positive side, Gross Domestic Product (GDP), after surprising many economists with a positive fourth quarter 2001, grew at an annualized rate of 5.6% during Q1 2002 (see chart, page 2). In March, consumer confidence posted its largest one-month gain since 1991 but then faltered slightly in April. Also in April, the Institute for Supply Management reported growth in both the manufacturing and non-manufacturing segments of the economy.

[PHOTO OF WAREHOUSE]

However, business investment continued to be lethargic. Orders for durable goods fell 0.6% in March, led by continued weakness in telecom installations and office building construction. After five straight quarters of decline, business spending on equipment and software was flat, potentially indicating a bottom but not yet a return to growth. Much of the GDP growth can be traced to businesses rebuilding


ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes (as represented by indices) during the report period.

[LINE CHART]

               LEHMAN BROTHERS                  RUSSELL 2000(R)
                  AGGREGATE       MSCI EAFE(R)     SMALL-CAP          S&P 500(R)       3 MONTH
                  BOND INDEX        INDEX            INDEX              INDEX          T-BILL
02-Nov-01          -0.42            1.16               1.15              2.59            0.02
09-Nov-01           0.04            3.32               2.35              5.72            0.1
16-Nov-01          -2.01            4                  5.48              7.45            0.11
23-Nov-01          -2.34            3.56               7.15              8.55            0.14
30-Nov-01          -1.38            3.75               7.74              7.67            0.21
07-Dec-01          -2.84            5.35              12.55              9.46            0.26
14-Dec-01          -2.82            1.51              10.27              6.13            0.28
21-Dec-01          -2.39            1.92              13.26              8.19            0.32
28-Dec-01          -2.45            3.89              15.58              9.71            0.35
04-Jan-02          -2.24            6.08              16.91             10.93            0.39
11-Jan-02          -0.76            2.99              14.75              8.38            0.45
18-Jan-02          -0.92            1.06              11.11              6.68            0.47
25-Jan-02          -1.44           -0.04              12.29              7.22            0.48
01-Feb-02          -1.01           -1.19              12.48              6.28            0.51
08-Feb-02          -0.68           -2.59               9.38              3.82            0.55
15-Feb-02          -0.46           -0.15              10.02              4.58            0.58
22-Feb-02          -0.27           -2.28               9.07              3.22            0.61
01-Mar-02          -0.66            0.89              12.21              7.36            0.64
08-Mar-02          -1.79            6.7               17.29             10.43            0.67
15-Mar-02          -1.98            6.54              17.15             10.61            0.69
22-Mar-02          -2.07            5.23              17.93              8.95            0.73
29-Mar-02          -1.9             4.95              18.95              8.92            0.78
05-Apr-02          -0.93            4.94              16.93              6.58            0.82
12-Apr-02          -0.69            3.11              21.11              5.47            0.86
19-Apr-02          -0.46            6.42              21.58              6.81            0.89
26-Apr-02           0.09            5.41              17.86              2.17            0.92

S&P 500(R) INDEX: measures U.S. large-cap stocks

RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

THREE-MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).

     ---------------------------------------------------------------
     Although unemployment rose during most of the report period, it is still not high by historical standards.
     ---------------------------------------------------------------

MARKET OVERVIEW Continued

inventories. However, inventory activity is likely to slow--especially since consumer confidence, after its big March increase, fell again in April as consumers became wary of rising energy prices and tensions in the Mideast.

UNEMPLOYMENT REACHES SEVEN AND A HALF-YEAR HIGH, BUT PACE OF INCREASE SLOWS.

[PHOTO OF MAN]

After reaching new lows in 2000, the U.S. unemployment rate began rising rapidly in 2001. By the end of December 2001 it was at 5.8%, the highest level in over six years. After dropping a bit in January and February 2002, unemployment rose again in March and April, reaching its highest level since August, 1994. The rise in the unemployment rate has slowed so far in 2002, but continuing claims reached a 20-year high. Until the effects of the economic recovery reach the job market, further increases in unemployment may occur. Meanwhile, inflation remained low, in part because employers have enjoyed extremely strong worker productivity, which has helped stabilize labor costs and consumer prices.

ECONOMIC FACTORS AND THEIR EFFECTS ON THESE FUNDS.
--------------------------------------------------------------------------------

The following charts show recent figures for common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.

REAL GDP GROWTH

Annualized growth rate for each quarter shown

Growth of 1.7% in Q4 2001 pleasantly surprised many, as did Q1 2002 growth of 5.6%.

[BAR CHART]

Q2 1992                   3.8
Q3 1992                   3.1
Q4 1992                   5.4
Q1 1993                  -0.1
Q2 1993                   2.5
Q3 1993                   1.8
Q4 1993                   6.2
Q1 1994                   3.4
Q2 1994                   5.7
Q3 1994                   2.2
Q4 1994                     5
Q1 1995                   1.5
Q2 1995                   0.8
Q3 1995                   3.1
Q4 1995                   3.2
Q1 1996                   2.9
Q2 1996                   6.8
Q3 1996                     2
Q4 1996                   4.6
Q1 1997                   4.4
Q2 1997                   5.9
Q3 1997                   4.2
Q4 1997                   2.8
Q1 1998                   6.1
Q2 1998                   2.2
Q3 1998                   4.1
Q4 1998                   6.7
Q1 1999                   3.1
Q2 1999                   1.7
Q3 1999                   4.7
Q4 1999                   8.3
Q1 2000                   2.3
Q2 2000                   5.7
Q3 2000                   1.3
Q4 2000                   1.9
Q1 2001                   1.3
Q2 2001                   0.3
Q3 2001                  -1.3
Q4 2001                   1.7
Q1 2002                   5.6

Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, stock investors see an increase in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.

     ----------------------------------------------------------------------
     Inflation doesn't appear to be a problem for now. But convincing evidence of an economic revival could lead to interest rate increases.
     ----------------------------------------------------------------------

SLIM GAINS FOR LARGE-CAP STOCKS; SMALL-CAPS, INTERNATIONAL DO WELL.

[PHOTO OF ASSEMBLY LINE]

Signs that an economic recovery was in sight, continued low interest rates, and some positive Q1 2002 earnings surprises were not enough to significantly increase stock prices of large-size U.S. companies (see chart, page 1). One reason appears to have been the high prices of these stocks compared to earnings. Companies have worked to improve earnings by trimming costs, but any sustained earnings improvement will likely come only with stronger demand for goods and services. Lingering concerns over accounting issues, high corporate debt levels, and the excesses of the tech market bubble further undermined investor confidence in large-cap stocks.

In contrast, international stocks performed relatively well for U.S. investors, as gains were amplified by a weakening U.S. dollar. Small-cap companies were a definite bright spot during the period, as investors saw them being less affected by accounting indiscretions and high-valuation concerns. Bonds were flat for the period while Treasuries were slightly positive.




U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations

After a decade of declines, unemployment rose sharply, reaching 6.0% in April 2002--over two percentage points above its three-decade low of 3.9% in 2000.


[LINE CHART]

      31-Mar-92           7.4
         Apr-92           7.4
         May-92           7.6
         Jun-92           7.8
         Jul-92           7.7
         Aug-92           7.6
         Sep-92           7.6
         Oct-92           7.3
         Nov-92           7.4
         Dec-92           7.4
         Jan-93           7.3
         Feb-93           7.1
         Mar-93             7
         Apr-93           7.1
         May-93           7.1
         Jun-93             7
         Jul-93           6.9
         Aug-93           6.8
         Sep-93           6.7
         Oct-93           6.8
         Nov-93           6.6
         Dec-93           6.5
         Jan-94           6.8
         Feb-94           6.6
         Mar-94           6.5
         Apr-94           6.4
         May-94           6.1
         Jun-94           6.1
         Jul-94           6.3
         Aug-94             6
         Sep-94           5.8
         Oct-94           5.8
         Nov-94           5.6
         Dec-94           5.5
         Jan-95           5.6
         Feb-95           5.4
         Mar-95           5.3
         Apr-95           5.8
         May-95           5.8
         Jun-95           5.6
         Jul-95           5.6
         Aug-95           5.7
         Sep-95           5.6
         Oct-95           5.5
         Nov-95           5.7
         Dec-95           5.6
         Jan-96           5.6
         Feb-96           5.5
         Mar-96           5.6
         Apr-96           5.5
         May-96           5.6
         Jun-96           5.3
         Jul-96           5.5
         Aug-96           5.1
         Sep-96           5.2
         Oct-96           5.2
         Nov-96           5.3
         Dec-96           5.4
         Jan-97           5.3
         Feb-97           5.3
         Mar-97           5.1
         Apr-97             5
         May-97           4.7
         Jun-97             5
         Jul-97           4.7
         Aug-97           4.9
         Sep-97           4.7
         Oct-97           4.7
         Nov-97           4.6
         Dec-97           4.7
         Jan-98           4.5
         Feb-98           4.6
         Mar-98           4.6
         Apr-98           4.3
         May-98           4.3
         Jun-98           4.5
         Jul-98           4.5
         Aug-98           4.5
         Sep-98           4.5
         Oct-98           4.5
         Nov-98           4.4
         Dec-98           4.3
         Jan-99           4.3
         Feb-99           4.4
         Mar-99           4.2
         Apr-99           4.3
         May-99           4.2
         Jun-99           4.3
         Jul-99           4.3
         Aug-99           4.2
         Sep-99           4.2
         Oct-99           4.1
         Nov-99           4.1
         Dec-99           4.1
         Jan-00             4
         Feb-00           4.1
         Mar-00           4.1
         Apr-00           3.9
         May-00           4.1
         Jun-00             4
         Jul-00             4
         Aug-00           4.1
         Sep-00           3.9
         Oct-00           3.9
         Nov-00             4
         Dec-00             4
         Jan-01           4.2
         Feb-01           4.2
         Mar-01           4.3
         Apr-01           4.5
         May-01           4.4
         Jun-01           4.5
         Jul-01           4.5
         Aug-01           4.9
         Sep-01           4.9
         Oct-01           5.4
         Nov-01           5.6
         Dec-01           5.8
         Jan-02           5.6
         Feb-02           5.5
         Mar-02           5.7
      30-Apr-02             6

This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.





MEASURES OF INFLATION

Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 1.6% for the 12 months ended April 30, 2002 (2.5% if food and energy are excluded). ECI rose 3.9% for the 12 months ended March 31, 2002.

[LINE CHART]


         Qtr              ECI                      Date             CPI
      30-Jun-92           3.6                   31-Mar-92           3.2
         Sep-92           3.5                      Apr-92           3.2
         Dec-92           3.5                      May-92             3
         Mar-93           3.5                      Jun-92           3.1
         Jun-93           3.6                      Jul-92           3.2
         Sep-93           3.6                      Aug-92           3.1
         Dec-93           3.5                      Sep-92             3
         Mar-94           3.2                      Oct-92           3.2
         Jun-94           3.2                      Nov-92             3
         Sep-94           3.2                      Dec-92           2.9
         Dec-94             3                      Jan-93           3.3
         Mar-95           2.9                      Feb-93           3.2
         Jun-95           2.9                      Mar-93           3.1
         Sep-95           2.7                      Apr-93           3.2
         Dec-95           2.7                      May-93           3.2
         Mar-96           2.8                      Jun-93             3
         Jun-96           2.9                      Jul-93           2.8
         Sep-96           2.8                      Aug-93           2.8
         Dec-96           2.9                      Sep-93           2.7
         Mar-97           2.9                      Oct-93           2.8
         Jun-97           2.8                      Nov-93           2.7
         Sep-97             3                      Dec-93           2.7
         Dec-97           3.3                      Jan-94           2.5
         Mar-98           3.3                      Feb-94           2.5
         Jun-98           3.5                      Mar-94           2.5
         Sep-98           3.7                      Apr-94           2.4
         Dec-98           3.4                      May-94           2.3
         Mar-99             3                      Jun-94           2.5
         Jun-99           3.2                      Jul-94           2.8
         Sep-99           3.1                      Aug-94           2.9
         Dec-99           3.4                      Sep-94             3
         Mar-00           4.3                      Oct-94           2.6
         Jun-00           4.4                      Nov-94           2.7
         Sep-00           4.3                      Dec-94           2.7
         Dec-00           4.1                      Jan-95           2.8
         Mar-01           4.1                      Feb-95           2.9
         Jun-01           3.9                      Mar-95           2.9
         Sep-01           4.1                      Apr-95           3.1
         Dec-01           4.1                      May-95           3.2
      31-Mar-01           3.9                      Jun-95             3
                                                   Jul-95           2.8
                                                   Aug-95           2.6
                                                   Sep-95           2.5
                                                   Oct-95           2.8
                                                   Nov-95           2.6
                                                   Dec-95           2.5
                                                   Jan-96           2.7
                                                   Feb-96           2.7
                                                   Mar-96           2.8
                                                   Apr-96           2.9
                                                   May-96           2.9
                                                   Jun-96           2.8
                                                   Jul-96             3
                                                   Aug-96           2.9
                                                   Sep-96             3
                                                   Oct-96             3
                                                   Nov-96           3.3
                                                   Dec-96           3.3
                                                   Jan-97             3
                                                   Feb-97             3
                                                   Mar-97           2.8
                                                   Apr-97           2.5
                                                   May-97           2.2
                                                   Jun-97           2.3
                                                   Jul-97           2.2
                                                   Aug-97           2.2
                                                   Sep-97           2.2
                                                   Oct-97           2.1
                                                   Nov-97           1.8
                                                   Dec-97           1.7
                                                   Jan-98           1.6
                                                   Feb-98           1.4
                                                   Mar-98           1.4
                                                   Apr-98           1.4
                                                   May-98           1.7
                                                   Jun-98           1.7
                                                   Jul-98           1.7
                                                   Aug-98           1.6
                                                   Sep-98           1.5
                                                   Oct-98           1.5
                                                   Nov-98           1.5
                                                   Dec-98           1.6
                                                   Jan-99           1.7
                                                   Feb-99           1.6
                                                   Mar-99           1.7
                                                   Apr-99           2.3
                                                   May-99           2.1
                                                   Jun-99             2
                                                   Jul-99           2.1
                                                   Aug-99           2.3
                                                   Sep-99           2.6
                                                   Oct-99           2.6
                                                   Nov-99           2.6
                                                   Dec-99           2.7
                                                   Jan-00           2.7
                                                   Feb-00           3.2
                                                   Mar-00           3.7
                                                   Apr-00             3
                                                   May-00           3.1
                                                   Jun-00           3.7
                                                   Jul-00           3.7
                                                   Aug-00           3.4
                                                   Sep-00           3.5
                                                   Oct-00           3.4
                                                   Nov-00           3.4
                                                   Dec-00           3.4
                                                   Jan-01           3.7
                                                   Feb-01           3.5
                                                   Mar-01           2.9
                                                   Apr-01           3.3
                                                   May-01           3.6
                                                   Jun-01           3.2
                                                   Jul-01           2.7
                                                   Aug-01           2.7
                                                   Sep-01           2.6
                                                   Oct-01           2.1
                                                   Nov-01           1.9
                                                   Dec-01           1.6
                                                   Jan-02           1.1
                                                   Feb-02           1.1
                                                   Mar-02           1.5
                                                30-Apr-02           1.6

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

MARKET OVERVIEW Continued

LOOKING AHEAD: NEGATIVE FACTORS SEEM UNLIKELY TO DERAIL RECOVERY.

The Federal Reserve (the Fed) now appears likely to keep interest rates low until August, and perhaps longer if the recovery has not gathered sufficient strength by then. As noted earlier, unemployment has shown signs of stabilizing, and the stock market has held its ground in the face of high valuations.

At the same time, we don't expect the recovery to pick up momentum anytime soon. Consumer spending is already strong (atypically, it remained so through most of this past recession), and inventories are already largely back to normal, so further major increases in these areas don't seem likely for now.

Looking forward, we see several factors that could weaken or delay the recovery. A falling dollar could make U.S. securities unattractive to foreign investors. Consumer spending may at last falter. The war against terrorism could involve unexpected costs, and threats to world political stability could drive up petroleum prices. Concerns over accounting issues continue to hover over the markets and earnings could be lower as companies adopt more conservative accounting methods. In spite of these issues, however, the overall economic outlook remains positive.

[PHOTO OF PEOPLE AT MALL]

PERFORMANCE OVERALL AND BY SECTOR

Total returns for the report period for the S&P 500(R) Index and the S&P indices that track its 11 component sectors.

Over half of the sectors of the index provided positive returns during the report period, but technology and communication services continued to suffer from investors' disfavor.
-------------------------------------------------------------------------------
The stocks in the S&P 500 Index are divided into 11 sectors, each of which represents a cluster of related industries. This chart shows how each sector performed during the report period, as measured by the S&P index that tracks the S&P 500 stocks in each sector.

The performance of different sectors may vary widely within a given report period. Similarly, the performance of any given sector relative to the others may vary widely from period to period. Historically, it has been unusual for any one sector to maintain the same performance ranking over a long period of time (although it has not been uncommon for one sector or another to show above-average performance over longer periods).

[BAR CHART]

Consumer Cyclicals                   22.41
Transportation                       15.67
Basic Materials                      14.57
Financials                           10.24
Consumer Staples                      9.21
Energy                                5.08
S&P 500 INDEX                         2.31
Utilities                            -1.49
Capital Goods                        -3.19
Technology                           -4.78
Health Care                           -5.5
Communication Services              -26.06

Data source: Wilshire Associates. Not annualized.

     Investors who believe that communications firms may be a good long-term investment and are able to accept the risks may want to consider this fund.

COMMUNICATIONS FOCUS FUND

[PHOTO OF GERI HOM]

GERI HOM, a vice president of the investment adviser, is responsible for the day-to-day management and has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

TICKER SYMBOL         SWCFX

THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

MANAGER'S PERSPECTIVE

THE COMMUNICATIONS SECTOR AND THE FUND BOTH POSTED NEGATIVE RETURNS AND SIGNIFICANTLY UNDERPERFORMED THE S&P 500(R) INDEX DURING THE REPORT PERIOD. However, the fund did perform better than the communications sector by a wide margin.

THE COMMUNICATIONS SECTOR IS STILL TRYING TO ABSORB THE EXCESS CAPACITY CREATED DURING THE LATE 90'S. Lack of demand for what has proven to be a substantially overbuilt communications infrastructure has severely hurt the revenue streams of many major telecommunication providers. These revenue short-falls resulted in debt downgrades for many telecom companies. This in turn has increased their cost of capital, depressing earnings even further. The high-profile bankruptcy of Global Crossing and the recent difficulties faced by WorldCom 1 have only increased negative perceptions of the sector.

ALTHOUGH THE COMMUNICATIONS SECTOR REMAINS AN IMPORTANT PART OF THE U.S. ECONOMY, THE NEAR-TERM PROSPECTS FOR THE INDUSTRY ARE UNCERTAIN. Many companies have reduced their capital expenditures as business has slowed, which makes a quick recovery in the industry unlikely. We would not expect a meaningful rebound until the economy returns to a firmer footing and corporations begin to make new communications investments.

Since the fund focuses its investments on companies involved in one specific sector, the fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

1 Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the report date.

COMMUNICATIONS FOCUS FUND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the fund with the S&P Communications Sector Index and the Morningstar Communications Fund category.

[BAR CHART]

                                                 S&P
                                            COMMUNICATIONS           PEER
                                                SECTOR               GROUP
                           FUND 1               INDEX              AVERAGE 2
                           ------              -------             ---------
6 Months 3                 -16.83%              -26.09%             -19.05%
1 Year                     -42.04%              -39.44%             -44.97%
Since Inception: 7/3/00    -43.95%              -35.23%             -46.60%

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the S&P 500(R) Index and the S&P Communications Sector Index.


[LINE CHART]

                                                          S&P
                                                     COMMUNICATIONS
                                                        SECTOR                 S&P 500
                         SWCFX 1                        INDEX                   INDEX
      03-Jul-00         $10,000                        $10,000                $10,000
         Jul-00          $9,490                         $9,205                 $9,844
         Aug-00          $9,720                         $8,986                $10,455
         Sep-00          $8,510                         $8,910                 $9,903
         Oct-00          $8,130                         $9,130                 $9,862
         Nov-00          $6,740                         $7,825                 $9,085
         Dec-00          $6,402                         $7,206                 $9,129
         Jan-01          $7,382                         $8,264                 $9,453
         Feb-01          $5,972                         $7,522                 $8,591
         Mar-01          $5,462                         $7,148                 $8,046
         Apr-01          $5,972                         $7,452                 $8,672
         May-01          $5,682                         $7,333                 $8,730
         Jun-01          $5,232                         $7,016                 $8,518
         Jul-01          $5,142                         $7,335                 $8,434
         Aug-01          $4,581                         $6,654                 $7,906
         Sep-01          $4,281                         $7,035                 $7,267
         Oct-01          $4,161                         $6,105                 $7,406
         Nov-01          $4,471                         $6,215                 $7,974
         Dec-01          $4,511                         $6,323                 $8,044
         Jan-02          $4,181                         $5,830                 $7,927
         Feb-02          $3,931                         $5,456                 $7,774
         Mar-02          $3,961                         $5,341                 $8,066
      30-Apr-02          $3,461                         $4,511                 $7,577


All figures on this page assume dividends and distributions were rein- vested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: Morningstar, Inc. As of 4/30/02, the total number of funds in the Communications Fund category for the 6-month and one-year periods was 56 and 53, respectively.

3  Not annualized.

FUND FACTS

TOP TEN HOLDINGS 1 as of 4/30/02

   (1)  VERIZON COMMUNICATIONS, INC.            10.4%
   (2)  SBC COMMUNICATIONS, INC.                10.0%
   (3)  BELLSOUTH CORP.                          6.0%
   (4)  NOKIA OYJ                                4.9%
   (5)  THE WALT DISNEY CO.                      4.6%
   (6)  AT&T CORP.                               4.3%
   (7)  COMCAST CORP., SPECIAL CLASS A           3.9%
   (8)  CHINA MOBILE                             3.8%
   (9)  MOTOROLA, INC.                           3.4%
  (10)  CLEAR CHANNEL COMMUNICATIONS, INC.       3.3%
  ---------------------------------------------------
     Total percentage of investments           54.6%

STATISTICS as of 4/30/02

                                         PEER GROUP
                                FUND      AVERAGE 2
---------------------------------------------------
Number of Holdings                51             51
---------------------------------------------------
Median Market Cap ($ Mil)    $36,451        $24,519
---------------------------------------------------
Price/Earnings (P/E) Ratio      31.5           30.1
---------------------------------------------------
Price/Book (P/B) Ratio           2.7            2.9
---------------------------------------------------
12-Month Yield                  0.00%          0.10%
---------------------------------------------------
Portfolio Turnover Rate 3         52%           204%
---------------------------------------------------
Three-Year Beta 4                 --            --
---------------------------------------------------



EXPENSE RATIO as of 4/30/02

[BAR CHART]


FUND            PEER GROUP AVERAGE
0.89% 5              1.56% 2

INDUSTRY WEIGHTINGS as of 4/30/02

This shows the composition by industry of the fund's portfolio as of the report date.

INDUSTRIES IN THE COMMUNICATIONS FOCUS FUND

[PIE CHART]

1                  61.5%  Telephone
2                  22.2%  Media
3                  13.9%  Electronics
4                   1.2%  Business Services
5                   1.2%  Other

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/02, there were 56 funds in the Communications Fund category.

3  For the 6-month and one-year periods, respectively.

4  Not available until the fund has sufficient performance to report.

5 Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).

COMMUNICATIONS FOCUS FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. The Financial Notes section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, How to Read This Report, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS

                                                  11/1/01-       11/1/00-      7/3/00 1-
                                                  4/30/02        10/31/01      10/31/00
-----------------------------------------------------------------------------------------
PER-SHARE  DATA ($)
-----------------------------------------------------------------------------------------
Net asset value at beginning of period              4.16          8.13          10.00
                                                  ---------------------------------------
Loss from investment operations:
        Net investment income or loss               0.01         (0.00) 2        0.00  2
        Net realized and unrealized losses         (0.71)        (3.97)         (1.87)
                                                  ---------------------------------------
        Total loss from investment operations      (0.70)        (3.97)         (1.87)
Less distributions:
        Dividends from net investment income         --          (0.00) 2          --
        Dividends in excess of net
         investment income                           --          (0.00) 2          --
                                                  ---------------------------------------
Total distributions (%)                              --          (0.00) 2          --
                                                  ---------------------------------------
Net asset value at end of period                    3.46          4.16           8.13
                                                  =======================================
Total return (%)                                  (16.83) 3     (48.82)        (18.70) 3

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------
Ratio of net operating expenses to
    average net assets                              0.89  4       0.89  5        0.89  4
Expense reductions reflected in above ratio         0.71  4       0.40           0.82  4
Ratio of net investment income or loss to
    average net assets                              0.60  4      (0.02)          0.07  4
Portfolio turnover rate                               52           154             45
Net assets, end of period ($ x 1,000,000)             12            16             32



1  Commencement of operations

2  Per-share amount was less than $0.01.

3  Not annualized.

4  Annualized.

5 Would have been 0.90% if certain non-routine expenses (interest expense) had been included.

See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of April 30, 2002; unaudited.


This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding
 +  New holding (since 10/31/01)
 o  Non-income producing security
 *  American Depositary Receipt

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 99.8%  COMMON STOCK
        Market Value: $12,151
        Cost: $17,550

  0.2%  SHORT TERM INVESTMENT
        Market Value: $21
        Cost: $21
-----------------------------------
100.0%  TOTAL INVESTMENTS
        Market Value: $12,172
        Cost: $17,571

COMMON STOCK  99.8% of investments


        SECURITY AND NUMBER OF SHARES                 MKT. VALUE
                                                     ($ x 1,000)

         AUTOMOTIVE PRODUCTS/MOTOR VEHICLES   1.0%
         -------------------------------------------------------
      o  General Motors Corp., Class H 8,300                 125

         BUSINESS SERVICES 1.2%
         -------------------------------------------------------
      o  Gemstar -TV Guide
         International, Inc. 6,500                            58
     o+  IDT Corp. 4,500                                      90
                                                          ------
                                                             148

         ELECTRONICS   13.9%
         -------------------------------------------------------
     o+  Adelphia Communications Corp.,
         Class A 9,500                                        57
      o  JDS Uniphase Corp. 25,800                           112
         Lucent Technologies, Inc. 54,400                    250
     (9) Motorola, Inc. 27,190                               419
    *(4) Nokia Oyj 36,453                                    593
      o  Qualcomm, Inc. 8,600                                259
                                                          ------
                                                           1,690
         MEDIA   22.2%
         -------------------------------------------------------
      o  Cablevision Systems Corp. -
         Rainbow Media Group 3,400                            75
   o(10) Clear Channel Communications,
         Inc. 8,442                                          396
   o+(7) Comcast Corp., Special Class A 17,800               476
      o  Cox Communications, Inc.,
         Class A 4,000                                       134
      o  EchoStar Communications Corp.,
         Class A 4,097                                       111
     o+  Entravision Communications Corp.,
         Class A 8,200                                       119
      o  Fox Entertainment Group, Inc.,
         Class A 6,000                                       142
    *o+  Globo Cabo SA 35,900                                 57
      o  Liberty Media Corp., Class A 27,154                 291
      o  USA Networks, Inc. 8,300                            248
     (5) The Walt Disney Co. 24,295                          563
     o+  Westwood One, Inc. 2,600                             94
                                                          ------
                                                           2,706
         TELEPHONE   61.5%
         -------------------------------------------------------
    *o+  Alcatel SA 6,900                                     87
         Alltel Corp. 3,900                                  193
      +  America Movil SA,
         Series L 9,100                                      170
     (6) AT&T Corp. 39,692                                   521
      o  AT&T Wireless Services, Inc. 26,934                 241
     (3) BellSouth Corp. 24,137                              732
      +  CenturyTel, Inc. 4,800                              133
  *o+(8) China Mobile 28,000                                 465
    *o+  China Unicom 8,700                                   86

 See the Financial Notes, which are integral to this information.

COMMUNICATIONS FOCUS FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

        SECURITY AND NUMBER OF SHARES                    MKT. VALUE
                                                        ($ x 1,000)


     o+  Citizens Communications Co. 8,700                       81
      *  Compania Anonima Nacional
         Telefonos de Venezuela 8,600                           126
     o+  Crown Castle International
         Corp. 15,100                                           110
     *o  Deutsche Telekom AG 7,102                               94
      *  L.M. Ericsson Telephone 65,066                         162
      o  Nextel Communications, Inc.,
         Class A 16,100                                          89
      *  Nippon Telegraph & Telephone
         Corp. 5,900                                            117
         Nortel Networks Corp. 28,252                            96
     *+  Pt Telekomunikasi 20,000                               178
      o  Qwest Communications
         International, Inc. 18,033                              91
     *+  Rostelecom 10,700                                       96
     (2) SBC Communications, Inc. 39,104                      1,215
      *  SK Telecom Co. Ltd. 10,200                             218
      o  Sprint Corp. (PCS Group) 21,209                        238
     *+  Telecom Corp. of New Zealand 7,900                     137
      *  Telefonica SA 3,556                                    115
      *  Telefonos de Mexico SA 3,100                           117
     (1) Verizon Communications, Inc. 31,682                  1,271
      *  Vodafone Group PLC 12,072                              195
      o  WorldCom, Inc.-WorldCom
         Group 43,411                                           108
                                                             ------
                                                              7,482


SHORT TERM INVESTMENT
0.2% of investments

SECURITY                                FACE VALUE     MKT. VALUE
  RATE, MATURITY DATE                  ($ x 1,000)    ($ x 1,000)
Brown Brothers Harriman,
Grand Cayman Time Deposit
  1.17%, 5/1/02                         21             21

----------------------------------------------------------------------------

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of April 30, 2002; unaudited. All numbers x 1,000 except NAV.


ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                           $ 12,172 a
Receivables:
      Fund shares sold                                                        2
      Dividends                                                              32
      Reimbursement from adviser                                              2
Prepaid expenses                                                    +         9
                                                                    -----------
TOTAL ASSETS                                                             12,217

LIABILITIES
--------------------------------------------------------------------------------
Payables:
      Fund shares redeemed                                                   30
Accrued expenses                                                    +        25
                                                                    -----------
TOTAL LIABILITIES                                                            55

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             12,217
TOTAL LIABILITIES                                                   -        55
                                                                    ------------
NET ASSETS                                                             $ 12,162

NET ASSETS BY SOURCE

Capital received from investors                                          38,227
Net investment income                                                        45
Net realized capital losses                                             (20,711)
Net unrealized capital losses                                            (5,399)

NET ASSET VALUE (NAV)
                             SHARES
NET ASSETS  (DIVIDED BY)     OUTSTANDING       =       NAV
$12,162                         3,511                 $3.46


FEDERAL TAX DATA
--------------------------------------------------
COST BASIS OF PORTFOLIO                    $20,493
NET UNREALIZED GAINS AND LOSSES:
Gains                                         $326
Losses                                 +    (8,647)
                                       -----------
                                           ($8,321)
UNUSED CAPITAL LOSSES:
Expires 10/31 of:                      Loss amount
2008                                        $1,226
2009                                        13,411

a The fund paid $17,571 for these securities. Not counting short-term obligations and government securities, the fund paid $7,686 for securities during the report period and received $8,926 from securities it sold or that matured.

See the Financial Notes, which are integral to this information.

COMMUNICATIONS FOCUS FUND -- FINANCIALS


Statement of
OPERATIONS
For November 1, 2001 through April 30, 2002; unaudited. All numbers x 1,000.


INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                              $    112  a

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                  (2,545)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                         105

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    41  b
Transfer agent and shareholder service fees                                  19  c
Trustees' fees                                                                3  d
Custodian fees                                                               24
Portfolio accounting fees                                                     1
Professional fees                                                            10
Registration fees                                                             9
Shareholder reports                                                          11
Other expenses                                                       +        2
                                                                     ----------
Total expenses                                                              120
Expense reduction                                                    -       53  e
                                                                     ----------
NET EXPENSES                                                                 67

DECREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     112
NET EXPENSES                                                         -       67
                                                                     ----------
NET INVESTMENT INCOME                                                        45
NET REALIZED LOSSES                                                      (2,545) f
NET UNREALIZED GAINS                                                 +      105  f
                                                                     ----------
DECREASE IN NET ASSETS FROM OPERATIONS                                  ($2,395)

a  An additional $2 was withheld for foreign taxes.

b  Calculated as 0.54% of average daily net assets.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

d  For the fund's independent trustees only.

e Includes $43 from the investment adviser (CSIM) and $10 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2003, to 0.89% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

f  These add up to a net loss on investments of $2,440.


See the Financial Notes, which are integral to this information.

Statement of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000. Figures for 11/1/01-4/30/02 are unaudited.

OPERATIONS
--------------------------------------------------------------------------------

                                            11/1/01-4/30/02     11/1/00-10/31/01
Net investment income or loss                      $    45                  ($4)
Net realized losses                                 (2,545)             (15,903)
Net unrealized gains or losses                  +      105                 (470)
                                                -------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS              (2,395)             (16,377)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------

Dividends from net investment income                   --                     4
Dividends in excess of
     net investment income                      +      --                     5
                                                --------------------------------
TOTAL DIVIDENDS FROM
     NET INVESTMENT INCOME                         $   --            $        9

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------

                                    11/1/01-4/30/02         11/1/00-10/31/01
                                 QUANTITY     VALUE        QUANTITY     VALUE

Shares sold                        351         $1,443       1,719       $11,059
Shares reinvested                  --             --            1             8
Shares redeemed                +  (645)        (2,727)     (1,903)      (11,253) a
                                -----------------------------------------------
NET DECREASE                      (294)       ($1,284)       (183)        ($186)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------

                                    11/1/01-4/30/02            11/1/00-10/31/01
                                 SHARES     NET ASSETS     SHARES      NET ASSETS

Beginning of period              3,805       $15,841        3,988       $32,413
Total decrease                +   (294)       (3,679)        (183)      (16,572) b
                              -------------------------------------------------
END OF PERIOD                    3,511       $12,162        3,805       $15,841 c

a Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

  CURRENT PERIOD    $ 2

  PRIOR PERIOD      $46


b Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $45 and $0 at the end of the current period and prior period, respectively.

See the Financial Notes, which are integral to this information.

     This fund may appeal to long-term investors who are interested in a fund that seeks to capture the performance of the U.S. financial services sector.

FINANCIAL SERVICES
FOCUS FUND

[PHOTO OF GERI HOM AND LARRY MANO]

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

LARRY MANO, a portfolio manager, is responsible for the day-to-day management of the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.


TICKER SYMBOL   SWFFX

THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

MANAGERS' PERSPECTIVE

DESPITE THE DIFFICULTIES THAT HAMPERED MOST AREAS OF THE STOCK MARKET DURING THE REPORT PERIOD, THE FINANCIAL SECTOR PERFORMED WELL. Low interest rates have historically benefitted the sector, and that pattern held true for the report period, which saw the Federal Funds rate reach a forty-year low. Low rates tend to benefit banks in particular by increasing the spread between the rates they are able to charge borrowers and their own borrowing costs.

WITHIN THE FINANCIAL SERVICES SECTOR, BANKS LED THE WAY, BUT OTHER INDUSTRIES ALSO FARED WELL DURING THE REPORT PERIOD. The sector also benefited from the tremendous refinancing boom, which began in 2001 but gained renewed strength toward the end of the report period. New mortgage applications remained strong in early 2002.

Parts of the insurance industry did well during the report period. Property and casualty insurance was up 17% as catastrophe losses for the first quarter of 2002 proved to be the lowest in 20 years.

FINANCIAL INSTITUTIONS MAY CONTINUE TO PERFORM WELL EVEN IF INTEREST RATES RISE. While this runs counter to historical trends, we believe it is a possibility, given the sentiment that the worst of banks' investment losses and loan defaults should have passed. We also expect that growth in lending may more than offset the costs to banks of higher interest rates.

Since the fund focuses its investments on companies involved in one specific sector, the fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the fund with the S&P Financial Services Sector Index and the Morningstar Financial Services Fund category.

[BAR CHART]

                                        FUND 1        S & P FINANCIAL SERVICES SECTOR INDEX      PEER GROUP AVERAGE 2
                                        ------        -------------------------------------      --------------------
TOTAL RETURN
  6 MONTHS 3                            11.95%                       10.24%                             14.39%
  1 YEAR                                (2.45%)                      (2.18%)                             4.50%
  SINCE INCEPTION: 7/3/00                7.16%                        8.41%                             15.22%

PERFORMANCE OF A 10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the S&P 500(R) Index and the S&P Financial Services Sector Index.

[LINE CHART]

                  FUND 1        S&P FINANCIAL SERVICES SECTOR INDEX    S&P 500 INDEX
                  ------        -----------------------------------    -------------
      03-Jul-00  $10,000                      $10,000                     $10,000
         Jul-00  $10,770                      $11,034                     $ 9,844
         Aug-00  $11,830                      $12,093                     $10,455
         Sep-00  $12,050                      $12,381                      $9,903
         Oct-00  $11,860                      $12,327                      $9,862
         Nov-00  $11,200                      $11,601                      $9,085
         Dec-00  $12,136                      $12,648                      $9,129
         Jan-01  $11,928                      $12,613                      $9,453
         Feb-01  $11,501                      $11,784                      $8,591
         Mar-01  $11,023                      $11,429                      $8,046
         Apr-01  $11,637                      $11,855                      $8,672
         May-01  $12,032                      $12,332                      $8,730
         Jun-01  $12,094                      $12,327                      $8,518
         Jul-01  $11,761                      $12,128                      $8,434
         Aug-01  $11,096                      $11,389                      $7,906
         Sep-01  $10,368                      $10,717                      $7,267
         Oct-01  $10,139                      $10,518                      $7,406
         Nov-01  $10,805                      $11,269                      $7,974
         Dec-01  $11,172                      $11,515                      $8,044
         Jan-02  $10,919                      $11,335                      $7,927
         Feb-02  $10,982                      $11,170                      $7,774
         Mar-02  $11,499                      $11,913                      $8,066
      30-Apr-02  $11,351                      $11,595                      $7,577

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: Morningstar, Inc. As of 4/30/02, the total number of funds in the Financial Services Fund category for the 6-month and one-year periods was 120 and 118, respectively.

3  Not annualized.

FINANCIAL SERVICES FOCUS FUND

FUND FACTS

TOP TEN HOLDINGS 1 as of 4/30/02

 (1)   GENERAL ELECTRIC CO.                    10.8%
 (2)   AMERICAN INTERNATIONAL GROUP, INC.       7.1%
 (3)   BANK OF AMERICA CORP.                    5.7%
 (4)   BERKSHIRE HATHAWAY, INC., CLASS A        4.6%
 (5)   CITIGROUP, INC.                          4.0%
 (6)   FANNIE MAE                               3.0%
 (7)   WACHOVIA CORP.                           2.6%
 (8)   BANK ONE CORP.                           2.4%
 (9)   WASHINGTON MUTUAL, INC.                  2.4%
(10)   U.S. BANCORP.                            2.3%
----------------------------------------------------
       TOTAL PERCENTAGE OF INVESTMENTS         44.9%

STATISTICS as of 4/30/02

                                                                     PEER GROUP
                                          FUND                       AVERAGE 2
--------------------------------------------------------------------------------
Number of Holdings                          101                               63
--------------------------------------------------------------------------------
Median Market Cap ($ Mil)               $43,504                          $23,802
--------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio                 23.9                             23.6
--------------------------------------------------------------------------------
Price/Book (P/B) Ratio                      3.3                              3.1
--------------------------------------------------------------------------------
12-Month Yield                             0.83%                            0.35%
--------------------------------------------------------------------------------
Portfolio Turnover Rate 3                    66%                             142%
--------------------------------------------------------------------------------
Three-Year Beta 4                            --                               --
--------------------------------------------------------------------------------

EXPENSE RATIO as of 4/30/02

[BAR CHART]

                        PEER GROUP
  FUND                   AVERAGE
  0.89 5                  1.64% 2

INDUSTRY WEIGHTINGS as of 4/30/02

This shows the composition by industry of the fund's portfolio as of the report date.

INDUSTRIES IN THE FINANCIAL SERVICES FOCUS FUND

[PIE CHART]

Banks                               28.0%
Miscellaneous Finance               27.8%
Insurance                           25.4%
Producer Goods & Manufacturing      10.8%
Real Property                        4.5%
Business Services                    2.3%
Other                                1.2%

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/02, there were 120 funds in the Financial Services Fund category.

3  For the 6-month and one-year periods, respectively.

4  Not available until the fund has sufficient performance to report.

5 Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).

FINANCIAL SERVICES FOCUS FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables.

The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                          11/01/01-         11/01/00-          7/3/00- 1
                                                           4/30/02          10/31/01         10/31/00
---------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      9.75               11.86           10.00
                                                           ---------------------------------------------
Income or loss from investment operations:
   Net investment income                                    0.06                0.09            0.04
   Net realized and unrealized gains or losses              1.10               (1.76)           1.82
                                                           ---------------------------------------------
   Total income or loss from investment operations          1.16               (1.67)           1.86
Less distributions:
   Dividends from net investment income                    (0.09)              (0.06)             --
   Distributions from net realized gains                   (0.06)              (0.38)             --
                                                           ---------------------------------------------
   Total distributions                                     (0.15)              (0.44)             --
                                                           ---------------------------------------------
   Net asset value at end of period                        10.76                9.75           11.86
                                                           ---------------------------------------------
Total return (%)                                           11.95 2            (14.51)          18.60 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                        0.89 3              0.89            0.89 3
Expense reductions reflected in above ratio                 0.41 3              0.34            1.10 3
Ratio of net investment income to
  average net assets                                        1.17 3              0.75            1.04 3
Portfolio turnover rate                                       66                 151              40
Net assets, end of period ($ x 1,000,000)                     22                  21              24

1  Commencement of operations.

2  Not annualized.

3  Annualized.

See the Financial Notes, which are integral to this information.

FINANCIAL SERVICES FOCUS FUND -- FINANCIALS

PORTFOLIO HOLDINGS

As of April 30, 2002; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +  New holding (since 10/31/01)

 o  Non-income producing security

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 98.9% COMMON STOCK
       Market Value: $22,176
       Cost: $21,228

  1.1% SHORT-TERM INVESTMENT
       Market Value: $243
       Cost: $243
----------------------------
100.0% TOTAL INVESTMENTS
       Market Value: $22,419
       Cost: $21,471


SECURITY AND NUMBER OF SHARES                             MKT. VALUE
                                                          ($ x 1,000)
     BANKS   28.0%
     --------------------------------------------------------------
 (3) Bank of America Corp. 17,480                             1,267
     Bank of New York Co., Inc. 1,560                            57
 (8) Bank One Corp. 13,200                                      540
     BB&T Corp. 4,660                                           177
     Doral Financial Corp. 900                                   31
     Fifth Third Bancorp. 4,990                                 342
     First Tennessee National Corp. 100                           4
     FleetBoston Financial Corp. 13,480                         476
  +  Frontier Financial Corp. 1,300                              36
     GreenPoint Financial Corp. 400                              20
     Hibernia Corp., Class A 400                                  8
  +  Hudson City Bancorp., Inc. 9,000                           338
  +  Huntington Bancshares, Inc. 1,200                           24
     Independence Community Bank 3,500                          114
     J.P. Morgan Chase & Co. 9,864                              346
     National City Corp. 9,000                                  281
     New York Community Bancorp., Inc. 1,600                     47
     North Fork Bancorp., Inc. 1,000                             39
     The South Financial Group, Inc. 5,900                      136
     SouthTrust Corp. 4,500                                     120
     State Street Corp. 900                                      46
     Sterling Bancshares, Inc. 5,800                             79
     Synovus Financial Corp. 1,500                               41
  +  Transatlantic Holdings, Inc. 400                            34
(10) U.S. Bancorp. 21,715                                       515
  +  Union Planters Corp. 600                                    30
     UnionBanCal Corp. 600                                       29
 (7) Wachovia Corp. 15,400                                      586
     Wells Fargo & Co. 10,000                                   512
                                                              -----
                                                              6,275
     BUSINESS MACHINES & SOFTWARE   0.0%
     --------------------------------------------------------------
     Comdisco, Inc. 10,000                                        1

     BUSINESS SERVICES   2.3%
     --------------------------------------------------------------
  o  Cendant Corp. 8,500                                        153
  o  Concord EFS, Inc. 2,700                                     88
     H&R Block, Inc. 4,900                                      196
  o+ Intercept Group, Inc. 300                                    9
  o  National Processing, Inc. 2,300                             69
                                                              -----
                                                                515
     INSURANCE   25.4%
     --------------------------------------------------------------
  +  ACE Ltd. 5,300                                             231
  +  Aetna, Inc. 2,500                                          119
     American Financial Group, Inc. 8,580                       255
 (2) American International Group, Inc. 22,947                1,586
  +  AON Corp. 2,800                                            100
  +  Brown & Brown, Inc. 800                                     26
  +  Chubb Corp. 1,600                                          123
  +  Conseco, Inc. 7,600                                         28
     Fremont General Corp. 6,100                                 43
  +  Hartford Financial Services Group, Inc. 200                 14
  +  Hilb, Rogal & Hamilton Co. 400                              15
     John Hancock Financial Services 2,920                      113


See the Financial Notes, which are integral to this information.

SECURITY AND NUMBER OF SHARES                            MKT. VALUE
                                                        ($ x 1,000)
+    Lincoln National Corp.  2,300                              110
     Loews Corp. 800                                             48
     Manulife Financial Corp. 980                                28
     Marsh & McLennan Cos., Inc. 780                             79
     MBIA, Inc. 700                                              38
     Metlife, Inc. 8,900                                        304
o    Ohio Casualty Corp. 11,100                                 214
o    Phoenix Cos., Inc. 14,700                                  274
o+   Principal Financial Group, Inc. 10,000                     278
     Progressive Corp. 4,500                                    259
:o   Prudential Financial, Inc. 16,000                          514
     Radian Group, Inc. 1,300                                    67
+    SAFECO Corp. 6,000                                         200
+    St. Paul Cos., Inc. 200                                     10
o    UICI 6,800                                                 139
     UnumProvident Corp. 3,100                                   87
     W.R. Berkley Corp. 1,300                                    79
+    White Mountains Insurance Group, Inc. 400                  143
+    XL Capital Ltd., Class A 1,900                             179
                                                              -----
                                                              5,703

     MISCELLANEOUS FINANCE   27.8%
     --------------------------------------------------------------
     American Express Co. 9,660                                 396
o    AmeriCredit Corp. 1,700                                     66
+    Astoria Financial Corp. 2,800                               90
+    Bear Stearns Cos., Inc. 2,200                              136
o(4) Berkshire Hathaway, Inc., Class A 14                     1,028
     Capital One Financial Corp. 1,100                           66
     Charter One Financial, Inc. 8,540                          302
 (5) Citigroup, Inc. 20,675                                     895
+    Commercial Federal Corp. 2,000                              59
 (6) Fannie Mae 8,420                                           665
     Federated Investors, Inc., Class B 2,500                    80
     Flagstar Bancorp., Inc. 2,800                               83
+    Franklin Resources, Inc. 300                                13
     Freddie Mac 5,900                                          386
     Goldman Sachs Group, Inc. 420                               33
     Household International, Inc. 2,200                        128
     MBNA Corp. 6,260                                           222
     Merrill Lynch & Co., Inc. 5,600                            235
     Morgan Stanley Dean Witter & Co. 8,720                     416
+    New Century Financial Corp. 5,800                          139
o    Ocwen Financial Corp. 9,900                                 74
     Sovereign Bancorp., Inc. 4,400                              63
+    Staten Island Bancorp., Inc. 1,100                          22
     USA Education, Inc. 1,000                                   96
(9)  Washington Mutual, Inc. 14,240                             537
                                                              -----
                                                              6,230
     PRODUCER GOODS & MANUFACTURING   10.8%
     --------------------------------------------------------------
(1)  General Electric Co. 76,760                              2,422
     REAL PROPERTY 4.5%
+    Annaly Mortgage Management, Inc. 10,500                    191
+    Crescent Real Estate Equity Co. 25,800                     506
+    Equity Residential Properties Trust 1,000                   28
     iStar Financial, Inc. 5,000                                155
o    Jones Lang LaSalle, Inc. 1,200                              27
+    Senior Housing Properties Trust 7,200                      104
                                                              -----
                                                              1,011
     TRAVEL & RECREATION   0.1%
     --------------------------------------------------------------
o    Wyndham International, Inc., Class A 17,100                 19

SHORT TERM INVESTMENT
1.1% of investments


SECURITY                             FACE VALUE
   RATE, MATURITY DATE              ($ x 1,000)
JP Morgan Chase Bank
IBF, Time Deposit
1.17%, 5/1/02                            243                   243

--------------------------------------------------------------------

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

See the Financial Notes, which are integral to this information.

FINANCIAL SERVICES FOCUS FUND -- FINANCIALS

Statement of
ASSETS AND LIABILITIES
As of April 30, 2002; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------
Investments, at market value                                       $22,419 a
Receivables:
Fund shares sold                                                         5
Dividends                                                               28
Investments sold                                                        62
Prepaid expenses                                                +        7
                                                                ----------
TOTAL ASSETS                                                        22,521

LIABILITIES
--------------------------------------------------------------------------
Payables:
Fund shares redeemed                                                    29
Investments bought                                                     262
Payable to custodian                                                     1
Transfer agent and shareholder service fees                              1
Accrued expenses                                                +       18
                                                                ----------
TOTAL LIABILITIES                                                      311

NET ASSETS
--------------------------------------------------------------------------
TOTAL ASSETS                                                        22,521
TOTAL LIABILITIES                                               -      311
                                                                ----------
NET ASSETS                                                         $22,210

NET ASSETS BY SOURCE
Capital received from investors                                     21,740
Net investment income not yet distributed                               84
Net realized capital losses                                           (562)
Net unrealized capital gains                                           948



NET ASSET VALUE (NAV)

                                 SHARES
NET ASSETS    (DIVIDED BY)     OUTSTANDING   =     NAV
$22,210              2,064            $10.76

     FEDERAL TAX DATA

     COST BASIS OF PORTFOLIO               $21,804

     NET UNREALIZED GAINS AND LOSSES:
     Gains                                 $ 2,765
     Losses                              +  (2,150)
                                         ---------
                                           $   615

a The fund paid $21,471 for these securities. Not counting short-term obligations and government securities, the fund paid $14,773 for securities during the report period and received $16,208 from securities it sold or that matured.



See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS
For November 1, 2001 through April 30, 2002; unaudited. All numbers x 1,000.

INVESTMENT INCOME
---------------------------------------------------------------------------------
Dividends                                                                $  230

NET REALIZED GAINS AND LOSSES
---------------------------------------------------------------------------------
Net realized gains on investments sold                                       12

NET UNREALIZED GAINS AND LOSSES
---------------------------------------------------------------------------------
Net unrealized gains on investments                                       2,354

EXPENSES
---------------------------------------------------------------------------------
Investment adviser and administrator fees                                    60 a
Transfer agent and shareholder service fees                                  28 b
Trustees' fees                                                                3 c
Custodian fees                                                               25
Portfolio accounting fees                                                     1
Professional fees                                                            10
Registration fees                                                            10
Shareholder reports                                                           7
Other expenses                                                        +       1
                                                                      -----------
Total expenses                                                              145
Expense reduction                                                     -      46 d
                                                                      -----------
NET EXPENSES                                                                 99

INCREASE IN NET ASSETS FROM OPERATIONS
---------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     230
NET EXPENSES                                                          -      99
                                                                      -----------
NET INVESTMENT INCOME                                                       131
NET REALIZED GAINS                                                           12 e
NET UNREALIZED GAINS                                                  +   2,354 e
                                                                      -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $2,497

a  Calculated as 0.54% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and Shareholder Service Agent (Schwab) to limit the operating expenses of this fund through at least February 28, 2003, to 0.89% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

e  These add up to a net gain on investments of $2,366.


See the Financial Notes, which are integral to this information.

FINANCIAL SERVICES FOCUS FUND -- FINANCIALS


Statement of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for 11/1/01-4/30/02 are unaudited.


OPERATIONS
-----------------------------------------------------------------------------------
                                                11/1/01-4/30/02    11/1/00-10/31/01
Net investment income                                    $  131             $   190
Net realized gains or losses                                 12                (356)
Net unrealized gains or losses                         +  2,354              (3,800)
                                                       ----------------------------
INCREASE OR DECREASE IN NET ASSETS
  FROM OPERATIONS                                         2,497              (3,966)

DISTRIBUTIONS PAID
-----------------------------------------------------------------------------------
Dividends from net investment income                        192                 120
Distributions from net realized gains                  +    123                 809
                                                       ----------------------------
TOTAL DISTRIBUTIONS PAID                                 $  315             $   929

TRANSACTIONS IN FUND SHARES

---------------------------------------------------------------------------------------
                                          11/1/01-4/30/02            11/1/00-10/31/01
                                        QUANTITY      VALUE        QUANTITY      VALUE

Shares sold                              149           $1,568          867       $9,765
Shares reinvested                         29              290           78          860
Shares redeemed                      +  (301)          (3,161)        (793)      (8,539) a
                                     ---------------------------------------------------
NET INCREASE OR DECREASE                (123)         ($1,303)         152       $2,086


SHARES OUTSTANDING AND NET ASSETS

----------------------------------------------------------------------------------------------
                                             11/1/01-4/30/02                11/1/00-10/31/01
                                           SHARES    NET ASSETS           SHARES    NET ASSETS

Beginning of period                        2,187       $21,331              2,035     $24,140
Total increase or
  decrease                              +  (123)           879                152      (2,809) b
                                        -----------------------------------------------------
END OF PERIOD                              2,064       $22,210              2,187     $21,331 c

a Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

     CURRENT PERIOD                         $3
     PRIOR PERIOD                          $18


b Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of trans- actions in fund shares, minus distributions paid.


c Includes net investment income not yet distributed in the amount of $84 and $145 at the end of the current period and the prior period, respectively.

See the Financial Notes, which are integral to this information.

        Investors who believe that U.S. health care companies may show potential long-term growth may want to consider this fund.

HEALTH CARE FOCUS FUND

[PHOTO OF GERI HOM]

GERI HOM, a vice president of the investment adviser, is responsible for the day-to-day management and has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

TICKER SYMBOL  SWHFX

THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

MANAGER'S PERSPECTIVE

THE HEALTH CARE SECTOR AND THE FUND BOTH POSTED NEGATIVE RETURNS, UNDERPERFORMING THE S&P 500(R) INDEX. Most of the weakness in the sector was concentrated in the pharmaceutical and biotechnology industries.
Pharmaceutical companies have seen the pace of drug approvals slow from 2001, and face increased competition and slower growth rates. Two major pharmaceutical firms held by the fund, Merck and Bristol Meyers Squibb, 1 recently announced lower-than-expected earnings. Biotechnology issues have been hurt by rejections of new drug applications by the FDA. The best-performing industries were managed care and special services, which returned 44% and 28%, respectively.

ALTHOUGH THE ENVIRONMENT REMAINS DIFFICULT, WE SEE REASONS TO BE OPTIMISTIC ABOUT THE HEALTH CARE SECTOR. Medical technology stocks, boosted by several new product approvals in cardiology, may show improved performance. Health care companies have seen spikes in demand for certain products, and some elements of health care spending have been relatively unaffected by economic weakness. In addition, the prospect of improved revenues could make healthcare stocks attractive to certain investors who have been waiting on the sidelines.


Since the fund focuses its investments on companies involved in one specific sector, the fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

1 Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the report date.

HEALTH CARE FOCUS FUND


PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02
This chart compares performance of the fund with the S&P Health Care Sector Index and the Morningstar Health Care Fund category.

[BAR CHART]

 Total Return                    FUND 1   S&P HEALTH CARE SECTOR INDEX    PEER GROUP AVERAGE 2
6 MONTHS 3                      (6.17%)                (5.09%)                   (9.65%)
1 YEAR                          (7.40%)                (5.98%)                  (10.49%)
SINCE INCEPTION: 7/3/00         (8.00%)                (4.87%)                  (10.25%)


PERFORMANCE of a $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the S&P 500(R) Index and the S&P Health Care Sector Index.

[LINE CHART]

                                               S&P HEALTH
                                             CARE INDUSTRY           S&P 500
                        SWHFX                    GROUP                INDEX

 03-Jul-00            $10,000                  $10,000              $10,000
    Jul-00             $9,450                   $9,439               $9,844
    Aug-00             $9,820                   $9,504              $10,455
    Sep-00            $10,160                   $9,976               $9,903
    Oct-00            $10,270                  $10,342               $9,862
    Nov-00            $10,460                  $10,782               $9,085
    Dec-00            $10,905                  $11,084               $9,129
    Jan-01             $9,848                  $10,180               $9,453
    Feb-01             $9,797                  $10,204               $8,591
    Mar-01             $8,892                   $9,446               $8,046
    Apr-01             $9,268                   $9,705               $8,672
    May-01             $9,492                   $9,824               $8,730
    Jun-01             $9,278                   $9,367               $8,518
    Jul-01             $9,594                   $9,871               $8,434
    Aug-01             $9,258                   $9,522               $7,906
    Sep-01             $9,228                   $9,660               $7,267
    Oct-01             $9,146                   $9,613               $7,406
    Nov-01             $9,624                  $10,081               $7,974
    Dec-01             $9,335                   $9,760               $8,044
    Jan-02             $9,111                   $9,668               $7,927
    Feb-02             $8,989                   $9,706               $7,774
    Mar-02             $9,101                   $9,726               $8,066
 30-Apr-02             $8,582                   $9,124               $7,577


All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: Morningstar, Inc. As of 4/30/02, the total number of funds in the Health Care Fund category for the 6-month and one-year periods was 172 and 164, respectively.

3  Not annualized.

FUND FACTS

TOP TEN HOLDINGS 1 as of 4/30/02

 (1)   PFIZER, INC.                     13.8%
 (2)   JOHNSON & JOHNSON                11.9%
 (3)   MERCK & CO., INC.                 7.0%
 (4)   ABBOTT LABORATORIES               5.4%
 (5)   WYETH                             4.9%
 (6)   BRISTOL-MYERS SQUIBB CO.          4.0%
 (7)   ELI LILLY & CO.                   3.7%
 (8)   PHARMACIA CORP.                   3.1%
 (9)   AMGEN, INC.                       2.9%
(10)   MEDTRONIC, INC.                   2.9%
---------------------------------------------
       TOTAL PERCENTAGE OF INVESTMENTS  59.6%


STATISTICS as of 4/30/02

                                        PEER GROUP
                               FUND     AVERAGE 2
--------------------------------------------------
Number of Holdings                50          63
Median Market Cap ($ Mil)    $61,779     $19,132
Price/Earnings (P/E) Ratio      33.3        39.3
Price/Book (P/B) Ratio           7.9         7.3
12-Month Yield                  0.06%       0.03%
Portfolio Turnover Rate 3         47%        153%
Three-Year Beta 4                 --          --
--------------------------------------------------


EXPENSE RATIO as of 4/30/02

[BAR CHART]

FUND                       0.89% 5
PEER GROUP AVERAGE         1.71% 2



INDUSTRY WEIGHTINGS as of 4/30/02

This shows the composition by industry of the fund's portfolio as of the report date.

INDUSTRIES IN THE HEALTH CARE FOCUS FUND

[PIE CHART]


1             97.0%    Healthcare/Drugs & Medicine
2              3.0%    Other


1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/02, there were 182 funds in the Health Care Fund category.

3  For the 6-month and one-year periods, respectively.

4  Not available until the fund has sufficient performance to report.

5 Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).

HEALTH CARE FOCUS FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                    11/1/01-   11/1/00-    7/3/00- 1
                                                    4/30/02    10/31/01    10/31/00
-------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------
Net asset value at beginning of period                9.00       10.27       10.00
                                                     --------------------------------
Income or loss from investment operations:
Net investment income or loss                         0.01        0.00  2    (0.00)  2
Net realized and unrealized gains or losses          (0.56)      (1.10)       0.27
Total income or loss from investment operations      (0.55)      (1.10)       0.27
                                                     --------------------------------
Less distributions:
Dividends from net investment income                 (0.01)      (0.00) 2       --
Distributions from net realized gains                   --       (0.17)         --
                                                     --------------------------------
Total distributions                                  (0.01)      (0.17)         --
                                                     --------------------------------
Net asset value at end of period                      8.44        9.00       10.27
                                                     ================================
Total return (%)                                     (6.17) 3   (10.94)       2.70   3

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------
Ratio of net operating expenses to
average net assets                                   0.89   4       0.89       0.89  4
Expense reductions reflected in above ratio          0.25   4       0.28       1.15  4
Ratio of net investment income or loss to
average net assets                                   0.10   4       0.06      (0.02) 4
Portfolio turnover rate                                47            92          41
Net assets, end of period ($ x 1,000,000)              30            32          28

1  Commencement of operations.

2  Per-share amount was less than $0.01.

3  Not annualized.

4  Annualized.


See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of April 30, 2002; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding
 +   New holding (since 10/31/01)
 o   Non-income producing security

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

100.0%    COMMON STOCK
          Market Value:        $29,503
          Cost:                $31,317
---------------------------------------
100.0%    TOTAL INVESTMENTS
          Market Value:        $29,503
          Cost:                $31,317


COMMON STOCK 100.0% of investments

        SECURITY AND NUMBER OF SHARES                                 MKT. VALUE
                                                                     ($ x 1,000)
        BUSINESS SERVICES   0.6%
        ------------------------------------------------------------------------
  o     Thermo Electron Corp. 9,000                                          170

        CONSUMER - NONDURABLE   0.8%
        ------------------------------------------------------------------------
  o     Service Corp. International 62,600                                   245

        HEALTHCARE / DRUGS & MEDICINE   97.0%
        ------------------------------------------------------------------------
 (4)    Abbott Laboratories 29,685                                         1,602
        AmerisourceBergen Corp. 3,900                                        302
 (9)    Amgen, Inc. 16,455                                                   870
 o+     Anthem, Inc. 4,800                                                   327
 o+     Atrix Labs, Inc. 7,100                                               170
        Baxter International, Inc. 9,300                                     529
  o     Beverly Enterprises, Inc. 31,000                                     267
        Biomet, Inc. 7,800                                                   220
 o+     Boston Scientific Corp. 14,200                                       354
 (6)    Bristol-Myers Squibb Co. 40,810                                    1,175
        Cardinal Health, Inc. 7,250                                          502
  +     Cooper Cos., Inc. 3,100                                              164
  o     DaVita, Inc. 11,000                                                  285
  o     Edwards Lifesciences Corp. 15,400                                    387
 (7)    Eli Lilly & Co. 16,720                                             1,104
 o+     Endo Pharmaceutical Holdings, Inc. 25,400                            294
  o     Forest Laboratories, Inc., Class A 2,400                             185
  o     Genentech, Inc. 9,370                                                333
 o+     Genta, Inc. 10,200                                                   137
  o     Genzyme Corp. - General Division 5,200                               213
 o+     Gilead Sciences, Inc. 7,600                                          237
        HCA, INC. 8,000                                                      382
  o     HealthSouth Corp. 20,600                                             311
  o     Henry Schein, Inc. 4,600                                             219
  o     Humana, Inc. 33,600                                                  549
  +     ICN Pharmaceuticals, Inc. 6,300                                      174
  o     Idec Pharmaceuticals Corp. 2,500                                     137
 o+     Immunex Corp. 8,600                                                  233


See the Financial Notes, which are integral to this information.

HEALTH CARE FOCUS FUND -- FINANCIALS


PORTFOLIO HOLDINGS Continued

As of April 30, 2002; unaudited.

        SECURITY AND NUMBER OF SHARES                                 MKT. VALUE
                                                                     ($ x 1,000)
        ------------------------------------------------------------------------

 (2)   Johnson & Johnson 55,180                                            3,524
 o+    Ligand Pharmaceuticals, Inc., Class B 8,600                           134
       McKesson Corp. 10,300                                                 416
(10)   Medtronic, Inc. 19,320                                                864
 (3)   Merck & Co., Inc. 37,805                                            2,054
       Mylan Laboratories, Inc. 10,100                                       268
  o    NBTY, Inc. 9,700                                                      167
 (1)   Pfizer, Inc. 111,655                                                4,059
 o+    Pharmaceutical Resources, Inc. 7,800                                  195
 (8)   Pharmacia Corp. 22,120                                                912
  o    PSS World Medical, Inc. 29,900                                        296
       Schering-Plough Corp. 23,065                                          630
  o    Sola International, Inc. 17,000                                       244
  o    Tenet Healthcare Corp. 7,900                                          580
 o+    Thoratec Corp. 19,000                                                 156
 o+    Transkaryotic Therapies, Inc. 5,300                                   211
       UnitedHealth Group, Inc. 5,300                                        465
  +    West Pharmaceutical Services, Inc. 12,000                             336
 (5)   Wyeth 25,400                                                        1,448
                                                                          ------
                                                                          28,621

        MISCELLANEOUS 1.6%
        ------------------------------------------------------------------------
 o+     Kindred Healthcare, Inc. 10,500                                      467

--------------------------------------------------------------------------------
END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of April 30, 2002; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                            $29,503 a
Receivables:
  Fund shares sold                                                           37
  Investments sold                                                           77
  Dividends                                                                  24
Prepaid expenses                                                     +       11
                                                                     -----------
TOTAL ASSETS                                                             29,652

LIABILITIES
--------------------------------------------------------------------------------
Payables:
  Fund shares redeemed                                                       27
  Payable to custodian                                                       76
  Transfer agent and shareholder service fees                                 1
Accrued expenses                                                     +       20
                                                                     -----------
TOTAL LIABILITIES                                                           124

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             29,652
TOTAL LIABILITIES                                                    -      124
                                                                     -----------
NET ASSETS                                                              $29,528

NET ASSETS BY SOURCE
Capital received from investors                                          35,003
Net investment income not yet distributed                                    12
Net realized capital losses                                              (3,673)
Net unrealized capital losses                                            (1,814)

NET ASSET VALUE (NAV)

                             SHARES
NET ASSETS   (DIVIDED BY)    OUTSTANDING   =   NAV

$29,528            3,500           $8.44


a The fund paid $31,317 for these securities. Not counting short-term obligations and government securities, the fund paid $15,134 for securities during the report period and received $15,574 from securities it sold or that matured.

     FEDERAL TAX DATA

     COST BASIS OF PORTFOLIO                 $32,151
     NET UNREALIZED GAINS AND LOSSES:
     Gains                                   $ 2,742
     Losses                               +   (5,390)
                                          ----------
                                             ($2,648)

     UNUSED CAPITAL LOSSES:

     Expires 10/31 of:      Loss amount
       2009                   $1,470

See the Financial Notes, which are integral to this information.

HEALTH CARE FOCUS FUND --  FINANCIALS

Statement of
OPERATIONS
For November 1, 2001 through April 30, 2002; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                              $   159

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                 (1,074)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                      (947)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   86 a
Transfer agent and shareholder service fees                                 40 b
Trustees' fees                                                               3 c
Custodian fees                                                              23
Portfolio accounting fees                                                    2
Professional fees                                                           10
Registration fees                                                            7
Shareholder reports                                                          9
Other expenses                                                       +       2
                                                                     -----------
Total expenses                                                             182
Expense reduction                                                    -      40 d
                                                                     -----------
NET EXPENSES                                                               142

DECREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    159
NET EXPENSES                                                         -     142
                                                                     -----------
NET INVESTMENT INCOME                                                       17
NET REALIZED LOSSES                                                     (1,074) e
NET UNREALIZED LOSSES                                                +    (947) e
                                                                     -----------
DECREASE IN NET ASSETS FROM OPERATIONS                                 ($2,004)

a  Calculated as 0.54% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and Shareholder service agent (Schwab) to limit the operating expenses of this fund through at least February 28, 2003, to 0.89% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

e  These add up to a net loss on investments of $2,021.


See the Financial Notes, which are integral to this information.

Statement of

CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000.
Figures for 11/1/01-4/30/02 are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                           11/1/01-4/30/02     11/1/00-10/31/01

Net investment income                           $    17                  18
Net realized losses                              (1,074)             (2,139)
Net unrealized losses                         +    (947)             (1,702)
                                              ----------------------------------
DECREASE IN NET ASSETS
FROM OPERATIONS                                  (2,004)             (3,823)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                 19                   4
Distributions from net realized gains         +      --                 484
                                              ----------------------------------
TOTAL DISTRIBUTIONS PAID                        $    19              $  488

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------

                                11/1/01-4/30/02     11/1/00-10/31/01
                               QUANTITY    VALUE    QUANTITY   VALUE

Shares sold                        426    $3,859      1,786   $17,083
Shares reinvested                    2        17         45       458
Shares redeemed               +   (484)   (4,334)    (1,023)   (9,455) a
                              -----------------------------------------
NET INCREASE OR DECREASE           (56)    ($458)       808    $8,086



SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------

                                11/1/01-4/30/02        11/1/00-10/31/01
                              SHARES   NET ASSETS     SHARES  NET ASSETS

Beginning of period             3,556    $32,009        2,748   $28,234
Total increase or
decrease                      +   (56)    (2,481)         808     3,775 b
                              -----------------------------------------
END OF PERIOD                   3,500    $29,528        3,556   $32,009 c

a Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

     CURRENT PERIOD               $4
     PRIOR PERIOD                $22


b Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $12 and $14 at the end of the current period and the prior period, respectively.


                See the Financial Notes, which are integral to this information.

     This fund is designed for long-term investors seeking a way to gain exposure to the technology segment of the U.S. economy.

TECHNOLOGY FOCUS FUND

[PHOTO OF GERI HOM AND LARRY MANO]

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

LARRY MANO, a portfolio manager, is responsible for the day-to-day management of the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.


TICKER SYMBOL         SWTFX
THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

MANAGERS' PERSPECTIVE

A VARIETY OF FACTORS LED TO CONTINUED MARKET UNCERTAINTY DURING THE REPORT PERIOD. These include the ongoing effects of the events of September 11 and tensions in the Middle East. Investors were also concerned that stocks may be too highly valued relative to earnings and about accounting irregularities. In this environment, few investors seemed to have regained an appetite for tech stocks.

WHILE BROAD MARKET FACTORS AND THE HEWLETT-PACKARD AND COMPAQ 1 MERGER DOMINATED HEADLINES, THE MAJOR STORY IN THE TECHNOLOGY SECTOR WAS LOW DEMAND. Corporate spending for technology continued to be weak, which further contributed to continued profit warnings and valuation concerns in the technology sector. Large-cap growth stocks were the hardest hit, with smaller-cap and value stocks faring somewhat better. Hardware, networking and software/services were down 11%, 16% and 12%, respectively. The federal government's war against terrorism gave a tremendous boost to aerospace and defense, which was up 41% during the period.

THE SLOW PACE OF ECONOMIC RECOVERY MAY CONTINUE TO HAMPER TECHNOLOGY IN THE SHORT-TERM. Until the economy returns to more solid ground and corporations begin making new technology investments, we believe technology stocks are likely to continue to languish.

Since the fund focuses its investments on companies involved in one specific sector, the fund may involve a greater degree of risk than an investment in other mutual funds with greater diversification.

1 Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the report date.

TECHNOLOGY FOCUS FUND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the fund with the S&P Technology Sector Index and the Morningstar Technology Fund category.

[BAR CHART]

                                FUND 1       S&P TECHNOLOGY SECTOR INDEX     PEER GROUP AVERAGE 2
                                ------       ---------------------------     --------------------
TOTAL RETURN
  6 MONTHS 3                    (0.52%)               (27.82%)                     (40.68%)
  1 YEAR                        (6.89%)               (30.62%)                     (44.08%)
  SINCE INCEPTION: 7/3/00       (5.15%)               (36.21%)                     (46.13%)

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the S&P 500(R) Index and the S&P Technology Sector Index.

[LINE CHART]

                     FUND 1         S&P TECHNOLOGY SECTOR INDEX       S&P 500 Index
                     ------         ---------------------------       -------------
      03-Jul-00     $10,000                     $10,000                  $10,000
         Jul-00      $9,480                      $9,523                   $9,844
         Aug-00     $10,910                     $10,590                  $10,455
         Sep-00      $9,220                      $8,607                   $9,903
         Oct-00      $8,520                      $8,109                   $9,862
         Nov-00      $6,500                      $6,440                   $9,085
         Dec-00      $5,940                      $5,734                   $9,129
         Jan-01      $6,950                      $6,761                   $9,453
         Feb-01      $5,110                      $4,868                   $8,591
         Mar-01      $4,420                      $4,250                   $8,046
         Apr-01      $5,320                      $4,969                   $8,672
         May-01      $5,240                      $4,721                   $8,730
         Jun-01      $5,290                      $4,776                   $8,518
         Jul-01      $4,850                      $4,492                   $8,434
         Aug-01      $4,210                      $3,926                   $7,906
         Sep-01      $3,270                      $3,154                   $7,267
         Oct-01      $3,860                      $3,702                   $7,406
         Nov-01      $4,480                      $4,334                   $7,974
         Dec-01      $4,500                      $4,250                   $8,044
         Jan-02      $4,560                      $4,309                   $7,927
         Feb-02      $4,040                      $3,705                   $7,774
         Mar-02      $4,320                      $3,934                   $8,066
      30-Apr-02      $3,840                      $3,447                   $7,577

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: Morningstar, Inc. As of 4/30/02, the total number of funds in the Technology Fund category for the 6-month and one-year period was 402 and 386, respectively.

3  Not annualized.

TECHNOLOGY FOCUS FUND

FUND FACTS

TOP TEN HOLDINGS 1 as of 4/30/02

 (1)  MICROSOFT CORP.                          14.9%
 (2)  INTEL CORP.                              11.9%
 (3)  INTERNATIONAL BUSINESS MACHINES CORP.     7.5%
 (4)  CISCO SYSTEMS, INC.                       5.5%
 (5)  DELL COMPUTER CORP.                       3.7%
 (6)  ORACLE CORP.                              2.8%
 (7)  HEWLETT-PACKARD CO.                       2.4%
 (8)  TEXAS INSTRUMENTS, INC.                   2.4%
 (9)  APPLIED MATERIALS, INC.                   2.1%
(10)  LOCKHEED MARTIN CORP.                     2.0%
----------------------------------------------------
      TOTAL PERCENTAGE OF INVESTMENTS          55.2%


STATISTICS as of 4/30/02

                                        PEER GROUP
                               FUND      AVERAGE 2
                               ----     ----------
--------------------------------------------------
Number of Holdings              101           64
--------------------------------------------------
Median Market Cap ($ Mil)   $46,660      $12,959
--------------------------------------------------
Price/Earnings (P/E) Ratio     43.8         43.8
--------------------------------------------------
Price/Book (P/B) Ratio            5          5.1
--------------------------------------------------
12-Month Yield                 0.00%        0.04%
--------------------------------------------------
Portfolio Turnover Rate 3        62%         209%
--------------------------------------------------
Three-Year Beta 4                --           --
--------------------------------------------------

EXPENSE RATIO as of 4/30/02
[BAR CHART]

FUND                    0.89%(95)
PEER GROUP                                1.76% 2
AVERAGE
           0.0%  0.5%   1.0%       1.5%   2.0%

INDUSTRY WEIGHTINGS as of 4/30/02

This shows the composition by industry of the fund's port-folio as of the report date.

[PIE CHART]

INDUSTRIES IN THE TECHNOLOGY FOCUS FUND

1     46.3%  Business Machines & Software
2     30.4%  Electronics
3     8.3%  Aerospace / Defense
4     7.8%  Business Services
5     3.0%  Producer Goods & Manufacturing
6     1.4%  Automotive Products / Motor Vehicles
7     2.8%  Other

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/02, there were 408 funds in the Technology Fund category.

3  For the 6-month and one-year periods, respectively.

4  Not available until the fund has sufficient performance to report.

5  Guaranteed by Schwab and the investment adviser through 2/28/03

TECHNOLOGY FOCUS FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section,HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                   11/1/01-  11/1/00-  7/3/00-
                                                   4/30/02   10/31/01  10/31/00
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------

Net asset value at beginning of period               3.86      8.52     10.00
                                                   ----------------------------
Loss from investment operations:
        Net investment loss                         (0.01)    (0.03)    (0.02)
        Net realized and unrealized losses          (0.01)    (4.63)    (1.46)
                                                   ----------------------------
        Total loss from investment operations       (0.02)    (4.66)    (1.48)
                                                   ----------------------------
Net asset value at end of period                     3.84      3.86      8.52
                                                   =============================
Total return (%)                                    (0.52) 2 (54.69)   (14.80) 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------
Ratio of net operating expenses to
   average net assets                               0.893      0.89     0.893
Expense reductions reflected in above ratio         0.223      0.27     0.633
Ratio of net investment loss to
   average net assets                               (0.60) 3  (0.65)    (0.63) 3
Portfolio turnover rate                                62       120        37
Net assets, end of period ($ x 1,000,000)              40        39        48

1  Commencement of operations.
2  Not annualized.
3  Annualized.

See the Financial Notes, which are integral to this information.

TECHNOLOGY FOCUS FUND -- FINANCIALS

PORTFOLIO HOLDINGS

As of April 30, 2002; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding

 +   New holding (since 10/31/01)

 o   Non-income producing security

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.


[Pie Chart}

100.0%    COMMON STOCK
          Market Value: $39,832
          Cost: $50,545
-------------------------------
100.0%    TOTAL INVESTMENTS
          Market Value: $39,832
          Cost: $50,545


COMMON STOCK 100.0% of investments

     SECURITY AND NUMBER OF SHARES           MKT. VALUE
                                            ($ X 1,000)
   AEROSPACE/DEFENSE  8.3%
-------------------------------------------------------
   o  BE Aerospace, Inc.  8,800                     114
      Boeing Co.  12,100                            540
      General Dynamics Corp.  4,900                 476
 (10) Lockheed Martin Corp. 12,900                  811
      Raytheon Co.  14,800                          626
      United Technologies Corp.  10,600             744
                                                  -----
                                                  3,311
     AUTOMOTIVE PRODUCTS/MOTOR VEHICLES 1.4%
-------------------------------------------------------
    o SPX Corp.  1,500                              202
    + TRW, Inc.  6,100                              336
                                                    ---
                                                    538




   BUSINESS MACHINES & SOFTWARE 46.3%
--------------------------------------------------------
   o+  3Com Corp.  13,100                             75
    o  Activision, Inc.  3,800                       120
       Adobe Systems, Inc.  4,700                    188
   o+  Ascential Software Corp.  44,800              154
    o  Avocent Corp.  3,400                           85
  o(4) Cisco Systems, Inc.  148,660                2,178
       Compaq Computer Corp.  40,900                 415
    o  Compuware Corp.  18,600                       146
  o(5) Dell Computer Corp.  55,316                 1,457
    o  EMC Corp.  31,216                             285
   o+  Handspring, Inc.  20,800                       54
   (7) Hewlett-Packard Co.  56,248                   962
       IKON Office Solutions, Inc.  23,340           303
    o  Intergraph Corp.  17,100                      291
   (3) International Business
       Machines Corp.  35,636                      2,985
   o+  Invision Technologies, Inc.  2,500             56
   o+  Maxtor Corp.  19,000                          132
  o(1) Microsoft Corp.  113,892                    5,952
    o  Novellus Systems, Inc.  1,600                  76
  o(6) Oracle Corp.  110,248                       1,107
   o+  Palm, Inc.  34,400                            109
       Pitney Bowes, Inc.  2,400                     101
   o+  S1 Corp.  11,900                              107
   o+  Silicon Graphics, Inc.  33,800                 95
    o  Storage Technology Corp.  8,300               171
    o  Sun Microsystems, Inc.  45,756                374
   o+  Tech Data Corp.  2,900                        137
       Xerox Corp.  37,200                           329
                                                  ------
                                                  18,444

        BUSINESS SERVICES  7.8%
--------------------------------------------------------
   o+  Ariba, Inc. 25,100                             94
    o  Brocade Communications
       Systems, Inc.  3,300                           85
       Computer Associates
       International, Inc.  15,500                   288
   o+  DoubleClick, Inc.  9,000                       70
   o+  Earthlink, Inc.  19,000                       138
    o  eBay, Inc.  5,200                             276
    o  Exult, Inc.  13,100                           114
    o  Freemarkets, Inc.  6,400                      114
    o  NETIQ Corp.  8,500                            191


See the Financial Notes, which are integral to this information.

                                              MKT. VALUE
       SECURITY AND NUMBER OF SHARES          ($ x 1,000)
 o+  Network Associates, Inc.  7,900                  140
 o+  Overture Services, Inc.  3,500                   120
  o  PeopleSoft, Inc.  7,600                          176
  o  Peregrine Systems, Inc.  12,600                   86
 o+  Priceline.com, Inc.  22,000                      111
  o  Siebel Systems, Inc.  8,576                      208
 o+  Take-Two Interactive Software
       Corp.  8,600                                   216
  o  Ticketmaster Online-CitySearch,
     Inc., Class B  8,500                             200
 o+  VeriSign, Inc.  7,600                             70
  o  Veritas Software Corp.  8,152                    231
  o  Vignette Corp.  41,000                           105
  o  Yahoo!, Inc.  5,276                               78
                                                    3,111

     CONSUMER:NONDURABLE   0.7%
---------------------------------------------------------
  o  Electronic Arts, Inc.  2,200                     130
  o  Midway Games, Inc.  12,100                       165
                                                      295

     ELECTRONICS    30.4%
---------------------------------------------------------
  o  Advanced Micro Devices,
       Inc.  14,400                                   161
  o  Agere Systems, Inc.,
     Class A  55,400                                  235
  o  Agilent Technologies, Inc.  13,100               394
 o+  Alliant Techsystems, Inc.  2,300                 248
  o  Altera Corp.  7,100                              146
  o  Analog Devices, Inc.  3,272                      121
o(9) Applied Materials, Inc.  33,912                  825
 o+  Applied Micro Circuits
       Corp.  11,800                                   80
 o+  Avanex Corp.  20,700                              65
  o  Broadcom Corp., Class A  4,100                   141
 o+  Checkpoint Systems, Inc.  7,600                  131
     Cohu, Inc.  8,900                                249
 o+  Conexant Systems, Inc.  22,800                   232
 o+  ESS Technology, Inc.  11,900                     190
 o+  Flir Systems, Inc.  1,800                         72
 (2) Intel Corp. 165,160                            4,725
  o  Intersil Corp., Class A  4,700                   126
 o+  Itron, Inc.  6,100                               217
  o  KLA-Tencor Corp.  4,500                          265
     Linear Technology Corp.  3,800                   148
  o  LSI Logic Corp.  11,600                          149
  o  Maxim Integrated Products,
       Inc.  5,900                                    294
  o  Micron Technology,
       Inc.  22,200                                   526
  o  Microtune, Inc.  14,900                          166
 o+  National Semiconductor
       Corp.  2,900                                    91
  o  Nvidia Corp.  6,400                              223
 o+  ON Semiconductor
       Corp.  40,000                                  146
  o  Rational Software
       Corp.  9,100                                   133
 o+  Silicon Image, Inc.  14,800                      143
  o  Siliconix, Inc.  3,700                           117
 o+  Teradyne, Inc.  3,800                            125
 (8) Texas Instruments,
       Inc.  30,900                                   956
  o  Xilinx, Inc.  6,700                              253
                                                   12,093

     MISCELLANEOUS  0.2%
---------------------------------------------------------
 o+  Extreme Networks, Inc.  8,300                     75

     MISCELLANEOUS FINANCE  0.4%
---------------------------------------------------------
  o  E*trade Group, Inc.  22,700                      171

     PRODUCER GOODS & MANUFACTURING  3.0%
---------------------------------------------------------
  +  Ametek, Inc.  7,800                              302
     Honeywell International, Inc.  20,600            756
     Roper Industries, Inc.   2,500                   115
                                                    1,173

     RETAIL  0.6%
---------------------------------------------------------
  o  Amazon.com, Inc.  15,300                         255

     TRAVEL & RECREATION  0.9%
---------------------------------------------------------
 o+  Expedia, Inc., Class A  1,300                    105
 o+  Sabre Holdings Corp.  5,600                      261
                                                      366

-----------------------------------------------------------

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

See the Financial Notes, which are integral to this information.

TECHNOLOGY FOCUS FUND -- FINANCIALS

Statement of
ASSETS AND LIABILITIES
As of April 30, 2002; unaudited. All numbers x 1,000 except NAV.

ASSETS
-----------------------------------------------------------
Investments, at market value              $ 39,832 a
Receivables:
  Fund shares sold                              64
  Investments sold                              95
  Dividends                                      5
Prepaid expenses                        +       11
                                        ----------
TOTAL ASSETS                              $ 40,007

LIABILITIES
-----------------------------------------------------------
Payables:
  Fund shares redeemed                          21
  Payable to custodian                          28
  Investment adviser and administrator
   fees                                          1
  Transfer agent and shareholder service
   fees                                          1
Accrued expenses                        +       31
                                        ----------
TOTAL LIABILITIES                               82

NET ASSETS
-----------------------------------------------------------
TOTAL ASSETS                                40,007
TOTAL LIABILITIES                       -       82
                                        ----------
NET ASSETS                                $ 39,925

NET ASSETS BY SOURCE
Capital received from investors             80,659
Net investment loss                           (133)
Net realized capital losses                (29,888)
Net unrealized capital losses              (10,713)

NET ASSET VALUE (NAV)

               SHARES
NET ASSETS (Divided By) OUTSTANDING  =  NAV
$39,925        10,386        $3.84

a The fund paid $50,545 for these securities. Not counting short-term obligations and government securities, the fund paid $28,407 for securities during the report period and received $27,091 from securities it sold or that matured.

FEDERAL TAX DATA
----------------
COST BASIS OF PORTFOLIO                    $55,978
NET UNREALIZED GAINS AND LOSSES:
Gains                                       $2,625
Losses                                    +(18,771)
                                           -------
                                          ($16,146)

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                        Loss amount
        2008                                  $723
        2009                                18,134


See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS
For November 1, 2001 through April 30, 2002; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------
Dividends                                      $    65

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------
Net realized losses on investments sold         (3,561)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------
Net unrealized gains on investments              3,236

EXPENSES
--------------------------------------------------------
Investment adviser and administrator fees          120  a
Transfer agent and shareholder service fees         56  b
Trustees' fees                                       3  c
Custodian fees                                      33
Portfolio accounting fees                            3
Professional fees                                   10
Registration fees                                    6
Shareholder reports                                 14
Other expenses                                +      2
                                              ----------
Total expenses                                     247
Expense reduction                             -     49  d
                                              ==========
NET EXPENSES                                       198

DECREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------
TOTAL INVESTMENT INCOME                             65
NET EXPENSES                                  -    198
                                              ----------
NET INVESTMENT LOSS                               (133)
NET REALIZED LOSSES                             (3,561) e
NET UNREALIZED GAINS                          +  3,236  e
                                              ----------
DECREASE IN NET ASSETS FROM OPERATIONS           ($458)

a  Calculated as 0.54% of average daily net assets.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least February 28, 2003, to 0.89% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

e  These add up to a net loss on investments of $325.

See the Financial Notes, which are integral to this information.

TECHNOLOGY FOCUS FUNDS -- FINANCIALS
Statement of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000. Figures for 11/1/01-4/30/02 are unaudited.

OPERATIONS
--------------------------------------------------------------------------------

                                         11/1/01-4/30/02    11/1/00-10/31/01
Net investment loss                          ($133)              ($277)
Net realized losses                         (3,561)            (25,196)
Net unrealized gains or losses         +     3,236              (7,219)
                                       -----------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS       ($458)           ($32,692)

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------

                                             11/1/01-4/30/02        11/1/00-10/31/01
                                           QUANTITY      VALUE     QUANTITY    VALUE
Shares sold                                  1,618       $ 7,217       7,022  $ 37,095
Shares redeemed                        +    (1,286)       (5,654)     (2,576)  (13,374) a
                                       -------------------------------------------------
NET INCREASE                                   332       $ 1,563       4,446  $ 23,721


SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------

                                         11/1/01-4/30/02     11/1/00-10/31/01
                                            SHARES             NET ASSETS       SHARES      NET ASSETS
Beginning of period                         10,054             $38,820          5,608          $47,791
Total increase or decrease              +      332               1,105          4,446           (8,971) b
                                        -------------------------------------------------------------------
END OF PERIOD                               10,386             $39,925          10,054         $38,820  c

a Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them:

CURRENT PERIOD     $9
PRIOR PERIOD      $53

b Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares.

c Includes net investment loss in the amount of $133 and $277 at the end of the current period and the prior period, respectively.

See the Financial Notes, which are integral to this information.

FINANCIAL NOTES

FINANCIAL NOTES
Unaudited

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB CAPITAL TRUST, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

THE TRUST AND ITS FUNDS
--------------------------------------------------------------------------------
This list shows all of the funds included in Schwab Capital Trust. The funds discussed in this report are highlighted.

SCHWAB CAPITAL TRUST
Organized May 7, 1993
  Schwab S&P 500 Fund
  Schwab Small-Cap Index Fund(R)
  Schwab Total Stock Market Index Fund(R)
  Schwab International Index Fund(R)
  Schwab Core Equity Fund(TM)
  Schwab MarketTrack All Equity Portfolio
  Schwab MarketTrack Growth Portfolio
  Schwab MarketTrack Balanced Portfolio
  Schwab MarketTrack Conservative Portfolio
  Schwab MarketManager Growth Portfolio
  Schwab MarketManager Balanced Portfolio
  Schwab MarketManager Small Cap Portfolio
  Schwab MarketManager International Portfolio
  Communications Focus Fund
  Financial Services Focus Fund
  Health Care Focus Fund
  Technology Focus Fund
  Institutional Select S&P 500 Fund
  Institutional Select Large-Cap Value Index Fund
  Institutional Select Small-Cap Value Index Fund
--------------------------------------------------------------------------------

FINANCIAL NOTES

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials. The most significant of these are described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks, because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE COMMUNICATIONS FOCUS FUND MAY INVEST IN FORWARD CURRENCY CONTRACTS IN CONNECTION WITH THE PURCHASE AND SALE OF PORTFOLIO SECURITIES TO MINIMIZE THE UNCERTAINTY OF CHANGES IN FUTURE EXCHANGE RATES. "Forwards," as they are known, are contracts to buy and sell a currency at a set price on a future date. Forwards are similar to futures except that they are not publicly traded, but are agreements directly between two parties.

As with futures, forwards involve certain risks that are not fully reflected in the fund's financials. If counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. government securities as collateral on these loans, and the value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS MAY BORROW MONEY FROM BANKS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have line of credit arrangements of $150 million, $100 million and $150 million with PNC Bank, N.A., Bank of America, N.A. and The Bank of New York, respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

                       AMOUNT
                     OUTSTANDING     AVERAGE       AVERAGE
FUND                  AT 4/30/02   BORROWING*     INTEREST
                      ($ X 1,000)   ($ X 1,000)     RATE* (%)
--------------------------------------------------------------------------------
Communications
Focus Fund              --           8             2.12
--------------------------------------------------------------------------------
Financial Services
Focus Fund              --           8             2.41
--------------------------------------------------------------------------------
Health Care
Focus Fund              --           4             2.52
--------------------------------------------------------------------------------
Technology
Focus Fund              --          11             2.49
--------------------------------------------------------------------------------

*For the 6-month period ended April 30, 2002.

THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. For instance, a fund may own shares of The Charles Schwab Corp. if that company is included in its index.

The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUNDS INTEND TO CONTINUE TO MEET THE FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

FINANCIAL NOTES

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

      SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the last-quoted sale price for the day, or, on days when no sale has been reported, halfway between the most recent bid and asked quotes.

      SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

      FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

      SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNTS is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are figured using exchange rates in effect on the transaction date.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

HOW TO READ THIS REPORT


This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.

In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the financial terms that are used in this report.

HOW TO READ THIS REPORT Continued


                [GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]


The financial highlights summarize the fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

The figures in the first part of the table are for a single share of the fund that was "outstanding," or in existence, during the periods indicated.

These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

Total return shows what an investor in the fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

                [GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]
                                                 Table is for illustration only.


In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets, because they are paid from these assets.

For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

Consistently high turnover can result in taxable distributions, which can lower after-tax performance--although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued


                 [GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS PAGE]
                                                 Table is for illustration only.


The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.

Symbols that may appear in the Portfolio Holdings:

(1) Top ten holding--shows a fund's ten largest positions, as measured by market value.

 +  New holding--a security the fund added during the report period.

 o Non-income producing security--this includes several categories of securities: those that never pay dividends (such as many growth stocks); those that sometimes pay dividends, but have not done so in the past 12 months; and those that typically do pay dividends, but have missed a recent dividend payment.

 # Global Depositary Receipt (GDR)--a security issued in one country that represents a stock issued in another country.

 * American Depositary Receipt (ADR)--a type of GDR that is traded in the United States and priced in U.S. dollars.

 = Collateral for open futures contracts--indicates a security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

 / Issuer is related to the fund's adviser-- indicates a security issued by the company that manages the fund, or related parties of that company. Substantial ownership of such securities could represent conflict of interest, which is why this disclosure is required.

This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.

                 [GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS PAGE]
                                                 Table is for illustration only.


For all bonds, the report shows the security name, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

During its lifetime, a bond may trade at a premium or a discount to its par value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).

In some cases, securities are organized into subgroups (in this example, stock holdings are organized by industry). For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the subgroup. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

Most equity funds keep a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.

HOW TO READ THIS REPORT Continued


        [GRAPHIC OF SAMPLE OF STATEMENT OF ASSEST AND LIABILITIES TABLE]
                                                 Table is for illustration only.


The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

This section gathers the totals from the first two sections in order to compute net assets.

This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).



                  [GRAPHIC OF SAMPLE OF FEDERAL TAX DATA TABLE]
                                                 Table is for illustration only.


Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS and disclose certain tax information to shareholders. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV.

              [GRAPHIC OF SAMPLE OF STATEMENT OF OPERATIONS TABLE]
                                                 Table is for illustration only.


The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

These are the capital gains or losses resulting from securities a fund sold during the report period.

These represent the change in unrealized gains or losses over the report period.

To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

Covers most activities related to managing a fund's portfolio.

Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information. In funds with more than one share class, these figures are reported by class.

This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statements of Changes in Net Assets.

HOW TO READ THIS REPORT Continued


        [GRAPHIC OF SAMPLE OF STATEMENTS OF CHANGES IN NET ASSETS TABLE]
                                                 Table is for illustration only.


The Statements of Changes in Net Assets compare a fund's performance during the current report period with its performance from the previous report period.

Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

In funds with more than one share class, these figures are reported by class.

These are the figures for the current report period.

These are the figures for the previous report period.

For mutual funds, the number of "shares outstanding" is the number of shares in existence.

GLOSSARY


ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CAP, CAPITALIZATION See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK A share of ownership, or equity, in the issuing company.

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

NOTES

NOTES

CONTACT SCHWAB

The SchwabFunds(R) Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.


METHODS FOR PLACING ORDERS

The following information outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.


INTERNET 1

www.schwab.com


SCHWAB BY PHONE(TM)

Use our automated voice service or speak to a representative. Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 800-272-4922

MAIL

Write to SchwabFunds at:
PO Box 3812
Englewood, CO 80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.


THE SCHWABFUNDS FAMILY


STOCK FUNDS

Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Focus Funds
      Communications Focus Fund
      Financial Services Focus Fund
      Health Care Focus Fund
      Technology Focus Fund
Schwab MarketManager Portfolios(R)
      Small Cap Portfolio
      International Portfolio


ASSET ALLOCATION FUNDS

Schwab MarketTrack Portfolios(R)
      All Equity Portfolio
      Growth Portfolio
      Balanced Portfolio
      Conservative Portfolio
Schwab MarketManager Portfolios
      Growth Portfolio
      Balanced Portfolio


BOND FUNDS

Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab YieldPlus Fund(R)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund


SCHWAB MONEY FUNDS

Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 2 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.(R)

1  Shares of Sweep Investments(TM) may not be purchased over the Internet.

2 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]








INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104


DISTRIBUTOR

SchwabFunds(R)
PO Box 3812, Englewood, CO 80155-3812


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2002 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

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